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                                                                    EXHIBIT 10.7

                                PLEDGE AGREEMENT


       This Pledge Agreement dated as of March 23, 1998 (this "Agreement") is made by Denali Incorporated, a Delaware corporation (the "Debtor"), in favor of NationsBank of Texas, N.A., in its capacity as agent (the "Secured Party") for certain financial institutions which are or may become parties to the Credit Agreement described below.

                                  INTRODUCTION

       Reference is made to the Amended and Restated Credit Agreement dated as of March 23, 1998 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement"), among Debtor, Ershigs Biloxi, Inc., Ershigs, Inc., Fluid Containment, Inc., SEFCO, Inc., certain financial institutions which are or may become parties thereto (the "Banks"), and the Secured Party.

       This Agreement is an amendment and restatement of the Pledge Agreement executed by the Debtor in connection with the Existing Credit Agreement (as defined in the Credit Agreement), not a new or substitute pledge agreement or a novation of such Pledge Agreement.

       For the consideration expressed in the Credit Agreement, and in order to induce the Secured Party and the Banks to enter into the Credit Agreement, the Debtor agrees with the Secured Party as follows:

Section 1. Definitions. Terms defined in Article 9 of the UCC shall have the meanings specified in Article 9 of the UCC. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. As used herein, the following terms shall have the following meanings:

       "Collateral" means the Pledged Securities, Records, and Proceeds.

       "Guaranty" means the Guaranty dated March 23, 1998 made by the Debtor in favor of the Secured Party, as Agent for the Banks, guaranteeing the obligations of the Borrowers under the Credit Agreement and the other Loan Documents, including any Interest Hedge Agreements.

       "Pledged Securities" means all of the shares of stock listed on the attached Schedule I and all of the shares of stock of each Subsidiary of the Debtor, together with all dividends, cash, instruments, and other proceeds from time to time received or otherwise distributed in respect of the foregoing, including stock rights, options, rights to subscribe, dividends,
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liquidating dividends, stock dividends, new securities, or other properties or benefits to which the Debtor may become entitled to receive on account of such property.

       "Proceeds" means all present and future proceeds of the Pledged Securities, whether arising from the collection, sale, exchange, assignment, or other disposition of any Pledged Securities, the realization upon any Pledged Securities, or any other transaction or occurrence, including all claims of the Debtor against third parties for impairment, loss, or damage to any Pledged Securities, all proceeds payable under any put, call, hedge, or other protection for the value of any Pledged Securities, and all rights under any indemnity, warranty, or guaranty of or for any of the foregoing, whether such proceeds are represented as money, deposit accounts, accounts, general intangibles, securities, instruments, documents, chattel paper, inventory, equipment, fixtures, or goods.

       "Records" means all present and future contracts, accounting records, files, computer files, computer programs, and other records relating to the Pledged Securities and Proceeds.

       "Secured Obligations" means (a) all principal, interest, fees, reimbursements, indemnifications, and other amounts now or hereafter owed by the Debtor to the Secured Party and the Banks (and with respect to any Interest Hedge Agreements, any Affiliates of the Banks) under the Credit Agreement and the other Loan Documents, including the Guaranty and any Interest Hedge Agreements, and (b) any increases, extensions, and rearrangements of the foregoing obligations under any amendments, supplements, and other modifications of the agreements creating the foregoing obligations.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute.

       Section 2.    Security Interest.

       2.1 Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Debtor's right, title, and interest in and to the Collateral to secure the payment and performance of the Secured Obligations.

       2.2 Debtor Remains Liable. Anything herein to the contrary notwithstanding: (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform its obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Secured Party of any rights hereunder shall not release the Debtor from any obligations under the contracts and agreements included in the Collateral; and (c) Secured Party shall not have any obligation under the contracts and agreements included in the Collateral by reason of this Agreement,




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nor shall Secured Party be obligated to perform or fulfill any of the obligations of the Debtor thereunder, including any obligation to make any inquiry as to the nature or sufficiency of any payment the Debtor may be entitled to receive thereunder, to present or file any claim, or to take any action to collect or enforce any claim for payment thereunder.

Section 3. General Provisions. The Debtor represents and warrants to and agrees with the Secured Party as follows:

       3.1 Ownership. The Debtor has good and indefeasible title to the Collateral free from any liens, security interests, assignments, options, adverse claims, restrictions, and other encumbrances whatsoever, except for Permitted Liens. The shares of stock representing the Pledged Securities are duly authorized and validly issued and are fully paid and nonassessable. The Pledged Securities constitute 100% of the issued and outstanding shares of capital stock of each Subsidiary of the Debtor. No effective pledge or other transfer regarding the Pledged Securities is in effect. No recorded financing statement or similar recording or filing covering any part of the Collateral is in effect or on file in any recording office, except those filed in connection with this Agreement. The Debtor shall not, without the prior written consent of the Secured Party, grant any lien, security interest, assignment, option, restriction, claim, or other encumbrance on or against the Collateral, or lease, sell, or otherwise transfer any of its rights in the Collateral.

       3.2 Perfection. All certificates or instruments representing the Pledged Securities have been delivered to the Secured Party in a form suitable for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party, and the Debtor shall deliver to the Secured Party in such manner all certificates and instruments representing the Pledged Securities acquired by the Debtor after the date of this Agreement. No other authorization, approval, or other action is necessary to perfect such security interests purported to be granted hereunder, to allow the Debtor to perform its obligations hereunder, or to permit the Secured Party to exercise its rights and remedies hereunder (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

       3.3    Priority.

              (a) The security interest created by this Agreement is first priority, and the Debtor shall preserve and maintain the status of such security interest to the end that this Agreement shall remain a first priority security interest in the Collateral.





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              (b)    If the proceeds of the Secured Obligations are used to pay any indebtedness secured by prior liens, the Secured Party is subrogated to all of the rights and liens of the holders of such indebtedness.

       3.4    Use and Condition.

              (a) So long as no Default or Event of Default shall exist, the Debtor shall be entitled to receive and retain any cash dividends distributed in respect of the Pledged Securities, provided that any: (i) non-cash dividends, instruments, and other property received or otherwise distributed in respect of or in substitution for any Pledged Securities; (ii) cash dividends and other distributions in connection with a partial or total liquidation or dissolution of an issuer of any Pledged Securities or in connection with a reduction of capital, capital surplus, or paid-in-surplus of an issuer of Pledged Securities; and (iii) cash distributed in respect of a redemption of principal of, or in exchange for, any Pledged Securities, shall be promptly delivered to the Secured Party for disposition in accordance with Section 4.3 hereof and shall, if received by the Debtor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Debtor, and be promptly delivered to the Secured Party as Collateral in the same form as so received, with any necessary endorsement.

              (b) With regard to the Pledged Securities, so long as no Default or Event of Default shall exist, the Debtor shall be entitled to exercise its respective voting and other consensual rights pertaining to the Pledged Securities for any purpose not inconsistent with the terms of this Agreement. The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Debtor all proxies and other instruments that the Debtor may reasonably request to enable the Debtor to exercise the voting and other rights which it is entitled to exercise hereunder and to receive the dividends or interest payments which it is authorized to receive and retain hereunder.

       3.5    Further Assurances.

              (a) The Debtor agrees that at any time it shall promptly execute and deliver all further agreements, and take all further action, that may be necessary or that the Secured Party may reasonably request, in order to further evidence the security interests granted or purported to be granted hereunder and perfect and protect the same or to enable the Secured Party to exercise and enforce its rights and remedies hereunder. Without limiting the foregoing, the Debtor shall at the Secured Party's reasonable request: (i) mark conspicuously any tangible Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted or purported to be granted hereunder and (ii) execute stock powers, pledge registration





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requests, financing statements, amendments and continuations of financing statements, and such other documents and agreements as the Secured Party may reasonably request in order to perfect and preserve the security interests granted or purported to be granted hereunder. The Debtor shall furnish to the Secured Party from time to time any statements and schedules further identifying and describing any of the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request.

              (b) During the existence of an Event of Default, the Debtor agrees that, if the Debtor fails to perform under this Agreement, the Secured Party may, but shall not be obligated to, perform the Debtor's obligations under this Agreement and any expenses incurred by the Secured Party in performing the Debtor's obligations shall be paid by the Debtor. Any such performance by the Secured Party may be made by the Secured Party in reasonable reliance on any statement, invoice, or claim, without inquiry into the validity or accuracy thereof. The amount and nature of any expense of the Secured Party hereunder shall be conclusively established by a certificate of any officer of the Secured Party.

              (c) The Debtor irrevocably appoints the Secured Party as the Debtor's attorney in fact, with full authority to act during the existence of an Event of Default for the Debtor and in the name of the Debtor, to take any action and execute any agreement which the Secured Party deems necessary or advisable to accomplish the purposes of this Agreement, including taking actions the Secured Party is expressly authorized to take pursuant to this Agreement (such as the matters described in paragraph (b) above), instituting proceedings the Secured Party deems necessary or desirable to enforce the rights of the Secured Party with respect to this Agreement, and taking actions with respect to receiving, endorsing, and collecting instruments made payable to the Debtor representing any dividend, interest payment, or other distribution in respect of the Pledged Securities and giving full discharge for the same.

              (d) The powers conferred on the Secured Party under this Agreement are solely to protect its rights under this Agreement and shall not impose any duty upon it to exercise any such powers. Except as elsewhere provided hereunder, the Secured Party shall have no duty as to any of the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. The Secured Party shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Securities, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Securities.






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Section 4.    Remedies.  During the continuation of any Event of Default:

       4.1    Interim Remedies.

              (a) The Secured Party may exercise all the rights and remedies of a secured party under the UCC.

              (b) The Secured Party may prosecute actions in equity or at law for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted or for the enforcement of any other appropriate legal or equitable remedy.

              (c) Following written notice to the Debtor and to the extent specified in such written notice, all rights of the Debtor to receive cash dividends shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive such cash dividends. All cash dividends received by the Debtor in violation of the foregoing shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor, and shall be promptly paid over to the Secured Party to be held as Pledged Securities in the same form as so received (with any necessary endorsement).

              (d) Following written notice to the Debtor and to the extent specified in such written notice, all rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to this Agreement shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

              (e) Following written notice to the Debtor and to the extent specified in such written notice, the Secured Party shall have the right, without further notice to the Debtor, to transfer or to register, in the name of the Secured Party or any of its nominees, any of the Pledged Securities. In addition, the Secured Party shall have the right at any time to exchange the certificates or instruments representing the Pledged Securities for certificates or instruments of smaller or larger denominations.

              (f) The Secured Party may require the Debtor to promptly assemble any tangible Collateral and make it available to the Secured Party at a place to be designated by the Secured Party. The Secured Party may occupy any premises owned or leased by the Debtor where the Collateral is assembled for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to the Debtor with respect to such occupation. The Secured Party shall have no obligation to take any action to assemble or otherwise take control of the Collateral, whether for the purposes of sale or otherwise.





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              (g)    The Secured Party may take any action permitted under the
Credit Agreement, the other Loan Documents, including declaring the unpaid portion of the Secured Obligations to be immediately due and payable under the terms of the Credit Agreement.

       4.2    Foreclosure.

              (a) The Secured Party may foreclose on the Collateral in any manner permitted by the courts of or in the State of Texas. If the Secured Party should institute a suit for the collection of the Secured Obligations and for the foreclosure of this Agreement, the Secured Party may at any time before the entry of a final judgment dismiss the same, and take any other action permitted by this Agreement.

              (b) The Secured Party may exercise all the rights and remedies of a secured party under the UCC, including foreclosure.

                     (i) If, in the opinion of the Secured Party, there is any question that a public or semipublic sale or distribution of any Collateral will violate any state or federal securities law, the Secured Party in its discretion (A) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (B) may, if lawful, sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Secured Party shall be deemed to be not "commercially reasonable" because so made. The Debtor shall cooperate fully with Secured Party in all respects in selling or realizing upon all or any part of the Collateral. In addition, the Debtor shall fully comply with the securities laws of the United States, the State of Texas, and other states and take such actions as may be necessary to permit the Secured Party to sell or otherwise dispose of any securities pledged hereunder in compliance with such laws.

                     (ii) The Secured Party may sell any Collateral at public or private sale, at the office of the Secured Party or elsewhere, for cash or credit and upon such other terms as the Secured Party deems commercially reasonable. The Secured Party may sell any Collateral at one or more sales, and the security interest granted hereunder shall remain in effect as to the unsold portion of the Collateral. If notice is required by law, the Debtor hereby deems ten days advance notice of the time and place of any public or private sale reasonable notification, recognizing that if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any sale by announcement at the time and place fixed therefor, and such sale may, without further notice,





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be made at the time and place to which it was adjourned.  In the event that any sale hereunder is not completed or is defective in the opinion of the Secured Party, the Secured Party shall have the right to cause subsequent sales to be made hereunder. Any statements of fact or other recitals made in any bill of sale, assignment, or other document representing any sale hereunder, including statements relating to the occurrence of an Event of Default, acceleration of the Secured Obligations, notice of the sale, the time, place, and terms of the sale, and other actions taken by the Secured Party in relation to the sale shall be conclusive evidence of the truth of the matters so stated. The
Secured Party may delegate to any agent the performance of any acts in connection with any sale hereunder, including the sending of notices and the conduct of the sale.

       4.3 Application of Proceeds. Unless otherwise specified herein, any cash proceeds received by the Secured Party from the sale of, collection of, or other realization upon any part of the Collateral or any other amounts received by the Secured Party hereunder may be, at the discretion of the Secured Party
(a) held by the Secured Party in one or more collateral accounts as cash collateral for the Secured Obligations or (b) applied to the Secured Obligations. Amounts applied to the Secured Obligations shall be applied in the following order: First, to the payment of the costs and expenses of exercising the Secured Party's rights hereunder, whether expressly provided for herein or otherwise; and Second, to the payment of the Secured Obligations in the order set forth in Section 6.9 of the Credit Agreement. Any surplus cash collateral or cash proceeds held by the Secured Party after payment in full of the Secured Obligations and the termination of all commitments of the Banks to the Debtor shall be paid over to the Debtor or to whoever may be lawfully entitled to receive such surplus.

       4.4 Waiver of Certain Rights. To the full extent the Debtor may do so, the Debtor shall not insist upon, plead, claim, or take advantage of any law providing for any appraisement, valuation, stay, extension, or redemption, and the Debtor hereby waives and releases the same, and all rights to a marshaling of the assets of the Debtor, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. The Debtor shall not assert any right under any law pertaining to the marshaling of assets, sale in inverse order of alienation, the administration of estates of decedents or other matters whatever to defeat, reduce, or affect the right of the Secured Party under the terms of this Agreement.

Section 5.    Miscellaneous.

       5.1    Notices.   Unless otherwise specified, all notices and other
communications between the Debtor and the Secured Party provided for in this Agreement shall be in writing, including telecopy, and delivered or transmitted to the addresses set forth below, or to such





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other address as shall be designated by the Debtor or the Secured Party in written notice to the other parties. Notice sent by telecopy shall be deemed to be given and received when receipt of such transmission is acknowledged, and delivered notice shall be deemed to be given and received when receipted for by, or actually received by, an authorized officer of the Debtor or the Secured Party, as the case may be.

If to the Debtor:

       Denali Incorporated
       1360 Post Oak Blvd., Suite 2470
       Houston, Texas  77056
       Attn:  R. Kevin Andrews
       Telephone:  (713) 627-0933
       Telecopier:  (713) 627-0937

If to the Secured Party:

       NationsBank of Texas, N.A.,
       700 Louisiana, 7th Floor
       Houston, Texas 77002
       Attn: Mark W. Montgomery
       Telephone: (713) 247-7155
       Telecopier: (713) 247-7175


       5.2 General. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas, without reference to conflicts of laws rules or principles of the State of Texas. If any provision in this Agreement is held to be unenforceable, such provision shall be severed and the remaining provisions shall remain in full force and effect. All representations, warranties, and covenants of the Debtor in this Agreement shall survive the execution of this Agreement and any Loan Documents and any other contract or agreement. If a due date for an amount payable is not specified in this Agreement, the due date shall be the date on which the Secured Party demands payment therefor. The Secured Party's remedies under this Agreement and the Loan Documents to which the Debtor is a party shall be cumulative, and no delay in enforcing this Agreement and the Loan Documents to which the Debtor is a party shall act as a waiver of the Secured Party's rights hereunder. The provisions of this Agreement may be waived or amended only in a writing signed by the party against whom enforcement is sought. This Agreement shall bind the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns. The Debtor may not assign its rights or delegate its duties under





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this Agreement.  The Secured Party may assign its rights and delegate its duties under this Agreement. This Agreement may be executed in multiple counterparts each of which shall constitute one and the same agreement.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       Executed as of the date first above written.



                                           DENALI INCORPORATED


                                           By: /s/ R. Kevin Andrews
                                              ----------------------------------
                                                  R. Kevin Andrews
                                                  Treasurer


                                           NATIONSBANK OF TEXAS, N.A.,
                                           as Agent


                                           By: /s/ Mark W. Montgomery
                                              ----------------------------------
                                                  Mark W. Montgomery
                                                  Vice President





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